EXHIBIT 10.17

                           AGREEMENT TO PURCHASE STOCK

         THIS AGREEMENT made this 14th day of January, 2004 by and between Delta Mutual, Inc. (a Delaware Corporation) and Hi Tech Consulting and Construction, Inc. (a Virginia Corporation) (collectively the "Sellers") and Ali Razmara, an individual (the "Purchaser").


                                   WITNESSETH

WHEREAS, Sellers currently own one hundred percent (100%) of the issued and outstanding common shares of Delta-Envirotech, Inc., a Delaware Corporation (the "Corporation"), located at 1725 Gosnell Road, Vienna, VA 22182; and

WHEREAS, Sellers now desires to sell, and Purchaser desires to purchase, common shares in the Corporation owned by Sellers:

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, and other good and valuable consideration the sufficiency of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

         1. Purchaser shall purchase and Sellers shall sell, assign, and transfer, free and clear of all liens, encumbrances and liabilities, Sellers' ten percent interest in the Corporation, said ten percent interest consisting of one hundred fifty (150) shares of the common stock of the Corporation. Purchaser shall purchase seventy-five (75) shares of the common stock of the Corporation from each Seller.

         2. Purchaser shall pay as the purchase price for the foregoing shares the sum of two dollars ($2.00) in cash at closing.

         3. The actions to be taken by the parties to close this transaction shall take place on July 14, 2004 (the "Closing Date"). On the Closing Date, Sellers shall deliver the shares hereinabove described to the Purchaser.

         4. (a) Sellers agree to indemnify and hold Purchaser harmless against any and all liabilities, directly or indirectly, whether accrued, absolute, contingent, or otherwise, damages, losses, claims, costs and expenses (including attorney's fees) arising out of or resulting from actions against Purchaser but arising out of Sellers operation of the Corporation prior to the Closing Date and against all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including attorney's fees) connected therewith. Purchaser will promptly notify Sellers in writing of any claim upon receipt thereof, including copies of all documents received by Purchaser in connection with such claims, made by third parties against Purchaser with respect to any of the foregoing and afford Sellers an opportunity to defend, at Sellers expense, against same.

                  (b) Purchaser hereby agrees to indemnify and hold Sellers harmless against any and all liabilities, directly or indirectly, whether accrued, absolute, contingent, or otherwise, damages, losses, claims, costs and expenses (including attorney's fees) arising out of or resulting from any acts, breach of warranty or misrepresentation by Purchaser, or the non-performance of any covenant or obligation to be performed on the part of Purchaser under this Agreement. Sellers will promptly notify Purchaser in writing of any claim upon receipt thereof, including copies of all documents received by Sellers in connection with such claims, made by third parties against Sellers with respect to any of the foregoing and afford Purchaser an opportunity to defend, at Purchaser's expense, against same.

         5. The parties hereto agree, upon request, to make and deliver or cause to be made and delivered such additional instruments as may be reasonably necessary for the purpose of carrying out this Agreement and completing the transfer provided herein.

         6. This Agreement shall be binding upon the heirs, personal representatives, successors, and assigns of the parties.

         7. This Agreement and any accompanying instruments and documents constitute the entire transaction between the parties and supercede any prior oral or written agreements between them and there are no representations, warranties, covenants or conditions which shall be binding upon the parties hereto or which shall have any force or effect except those specified herein or in accompanying instruments and documents.

         8. This Agreement may not be amended except in writing signed by the party to be charged therewith.

         9. All covenants, warranties and representations herein shall survive this Agreement and the Closing Date.

         10. This Agreement shall be governed in all respects by the laws of the State of Delaware.

         11. This agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


IN WITNESS WHEREOF, and by authority duly given, the parties hereto have set their hands, on the date first above written.

         Delta Mutual, Inc. (Seller)


         By:      /s/ Peter F. Russo
            --------------------------------

                  President
            --------------------------------
                  Title


         Hi Tech Consulting and Construction, Inc. (Seller)


         By:      /s/ David M. Razmara
            --------------------------------

                  President
            --------------------------------
                  Title


         Ali Razmara (Purchaser)


         By:      /s/ Ali Razmara
            --------------------------------